UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported) June 24, 2013

AMERICAN MINING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-52403	20-3373669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 Caughlin Crossing, Suite 100

Reno, Nevada 89519

(Address of principal executive offices and Zip Code)

(702) 465-5213

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On June 24, 2013, the Registrant sold 20,000,000 shares of its common stock to Ophion Management Ltd., a Canadian corporation controlled by Thomas Mills, who is also the controlling shareholder of the Registrant. The shares were issued without registration in reliance on an exemption provided by Regulation S promulgated under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Ophion Management Ltd. represented its intention to acquire the shares for investment only and not with a view to or for sale in connection with any distribution thereof. No general solicitation was made in connection with the offer or sale of the shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MINING CORPORATION

/s/ Andrew Grundman
Andrew Grundman
President
Date: June 24, 2013